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                                                   STANDARD WORKERS COMPENSATION
                                                  AND EMPLOYERS LIABILITY POLICY
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                         INFORMATION PAGE - NEW POLICY

POLICY NUMBER        FROM POLICY PERIOD    TO  COVERAGE IS PROVIDED BY          AGENCY

WC 1 89165165        01/01/00     01/01/01    CONTINENTIAL CASUALTY CO.         333508904

        NAMED INSURED AND ADDRESS                               AGENT
ITEM STAFF LEASING, INC.                        MARSH INC
1.      600 - 301 BOULEVARD WEST
        SUITE 202                               1166 AVENUE OF THE AMERICAS
        BRADENTON, FL                           NEW YORK,               NY      10036
                            34205
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        FEIN NUMBER: 650735612                  NCCI CARRIER CODE NO: 10243

        OTHER WORK PLACES NOT SHOWN ABOVE:  SEE ATTACHED SCHEDULE(S)
        YOU ARE A - CORPORATION/S
2.      POLICY PERIOD- 01/01/00 TO 01/01/01 12:01 AM STANDARD TIME AT THE
        INSUREDS MAILING ADDRESS.
3A.     PART ONE OF THIS POLICY APPLIES TO EMLOYERS LIABILITY INSURANCE FOR WORK
        IN EACH STATE LISTED IN ITEM 3A: THE LIMITS OF LIABILITY ARE:
                BODILY INJURY BY ACCIDENT       $1,000,000 EACH ACCIDENT
                BODILY INJURY BY DISEASE        $1,000,000 POLICY LIMIT
                BODILY INJURY BY DISEASE        $1,000,000 EACH EMPLOYEE
3C.     PART THREE OF THIS POLICY APPLIES TO OTHER STATES. IF ANY, LISTED HERE:
        ALL STATES EXCEPT NV, ND, OH, WA, WV, WY,
        AND STATES LISTED IN ITEM 3A OF THE INFORMATION PAGE.
3D.     THIS POLICY INCLUDES THESE ENDORSEMENTS AND SCHEDULES: SEE ATTACHED SCHEDULES
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4.      THE PREIUM FOR THIS POLICY WILL BE DETERMINED BY OUR MANUAL OF RULES
        CLASSIFICATIONS, RATES, AND RATING PLANS. ALL INFORMATION REQUIRED BELOW IS
        SUBJECT TO VERIFICATION AND CHANGE BY AUDIT.
        ADJUSTMENT OF PREMIUM SHALL BE MADE: AT POLICY EXPIRATION
                        CLASSIFICATION OF OPERATIONS                    EST ANNUAL

                SEE ATTACHED                                             PREMIUM
                                                                        $3,700,045
                                                PREMIUM DISCOUNT                 0
                                                EXPENSE CONSTANT               220
        MINIMUM PREMIUM         $2,170  TOTAL ESTIMATED ANNUAL PREMIUM  $3,700,265
                                TOTAL STATE TAXES/ASESSMENTS/SURCHARGES    $39,558
                                                  TOTAL ESTIMATED COST  $3,739,823
        DEPOSIT PREMIUM       $3,700,265

ACCOUNT NUMBER: 0106167303
DATE OF ISSUE: 01/21/00
POLICY ISSUING OFFICE: HO MAJOR ACCTS
COUNTERSIGNED 2/16/00                           BY [ILLEGIBLE]
              -------                             -------------------------
               DATE                                  AUTHORIZED AGENT

                                                  WO000001  P-33398-E (ED. 6/87)
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